DREYFUS MUNICIPAL BOND INFRASTRUCTURE
FUND, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166 on Tuesday, August 8, 2017 at 10:00 a.m., Eastern time, for the following purposes:

1. To elect three Class III Directors to serve for a three-year term until their successors are duly elected and qualified.

2. To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

     Stockholders of record at the close of business on June 2, 2017 will be entitled to receive notice of and to vote at the meeting.

New York, New York
June 19, 2017

DREYFUS MUNICIPAL BOND INFRASTRUCTURE
FUND, INC.

PROXY STATEMENT

Annual Meeting of Stockholders
to be held on August 8, 2017

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the “Board”) of Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “Fund”) to be used at the Annual Meeting of Stockholders of the Fund to be held on Tuesday, August 8, 2017 at 10:00 a.m., Eastern time, at the offices of The Dreyfus Corporation, the Fund’s investment adviser (“Dreyfus” or the “Investment Adviser”), at 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on June 2, 2017 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

     A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the meeting. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. If a proposal is to be voted upon by only one class of the Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. The Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Variable Rate Muni Term Preferred Shares, par value $0.001 per share, liquidation preference $100,000 per share (the “VMTP Shares”). As of June 2, 2017, the Fund had outstanding the following number of shares:

Common
Stock Outstanding	VMTP Shares Outstanding
18,381,981	750

     It is estimated that proxy materials will be mailed to stockholders of record on or about June 19, 2017. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of the Fund is located at 200 Park Avenue, New York, New York 10166. Copies of the Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 8, 2017: This proxy statement, and copies of the Fund’s most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available at https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of the Fund consider the election of three Class III Directors to serve for three-year terms, until their successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Fund and has previously been elected by stockholders. Each Nominee was nominated by the Fund’s nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director if elected. Biographical information about each Nominee is set forth below. Biographical information about the Fund’s Directors who are not standing for election at the meeting but who will continue to be Directors of the Fund (each, a “Continuing Director”), information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A. None of the Nominees are deemed to be an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (“Interested Director”). Except for Gordon J. Davis and J. Charles Cardona, none of the Continuing Directors are deemed to be Interested Directors of the Fund. Mr. Davis is deemed to be an Interested Director of the Fund as a result of his affiliation with Venable LLP, which provides legal services to the Fund. Mr. Cardona is deemed to be an Interested Director of the Fund because of his previous positions with the Investment Adviser and its affiliates.

Under the 1940 Act and the terms of the Fund’s Charter, holders of the VMTP Shares voting as a single class are entitled, to the exclusion of holders of the Common

Stock, to elect two Directors of the Fund. One of the VMTP Shares designees, Benaree Pratt Wiley, is a Nominee for election by VMTP Shares holders as a Class III Director. Voting with regard to the election of the Class III Directors will be as follows: holders of Common Stock and VMTP Shares will vote together as a single class with respect to the election of Joseph S. DiMartino and Isabel P. Dunst as Class III Directors of the Fund; and holders of VMTP Shares will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Wiley as a Class III Director.

     The persons named as proxies on the accompanying proxy card intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund’s and the Investment Adviser’s Chief Compliance Officer and portfolio management personnel. The Board’s audit committee (which consists of all Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Directors”)) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, the Board also receives informational reports from the Board’s independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of the investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, seven of the nine Directors, including the Chairman of the Board, are Independent Directors. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

     Information About Each Nominee’s and Continuing Director’s Experience, Qualifications, Attributes or Skills. Nominees for Director of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 200 Park Avenue, New York, New York 10166. Specific information about the Continuing Directors, information on each Nominee’s and Continuing Director’s ownership of Fund shares, and other relevant information is set forth on Exhibit A.

Nominees for Class III Directors with Terms Expiring in 2020

Independent Director Nominees

Name (Age) of Nominee		Other Public Company
Board Position with Fund	Principal Occupation	Board Memberships
(Since)	During Past 5 Years	During Past 5 Years
JOSEPH S. DiMARTINO (73)	Corporate Director and	CBIZ (formerly, Century
Chairman of the Board	Trustee (1995 - present)	Business Services, Inc.), a
Class III Director (1995)		provider of outsourcing
functions for small and
medium size companies,
Director (1997 - present)

ISABEL P. DUNST (70)	Of Counsel to the law firm	None
Class III Director (2014)	of Hogan Lovells LLP
(2015 - present; previously,
Partner in the firm)

     Nominees for Class III Director with Terms Expiring in 2020 (continued) Independent Director Nominees (continued)

Name (Age) of Nominee		Other Public Company
Board Position with Fund	Principal Occupation	Board Memberships
(Since)	During Past 5 Years	During Past 5 Years
BENAREE PRATT WILEY (71)	Principal, The Wiley Group,	CBIZ (formerly, Century
VMTP Shares Designee	a firm specializing in strategy	Business Services, Inc.),
Class III Director (2013)	and business development	a provider of outsourcing
	(2005 - present)	functions for small and
medium size companies,
Director (2008 - present)

     Each Nominee has been a Dreyfus Family of Funds board member for over fifteen years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth on Exhibit A). The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser’s counsel; counsel to the Fund and to the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Director Nominees

     Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From January 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

     Isabel P. Dunst – Ms. Dunst has been practicing law for almost 40 years. Half of her career was spent at the U.S. Department of Health and Human Services, including serving as the Deputy General Counsel, the senior career legal position. Ms. Dunst currently is Of Counsel to Hogan Lovells LLP, a Washington based international law firm, which she joined in 1990. Ms. Dunst was a partner of the firm for approximately 20 years. Ms. Dunst currently serves on the Board of Governors of Hebrew Union College – Jewish Institute of Religion.

     Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts. She has also served on the boards of several public companies and charitable organizations, including serving as chair of the advisory board of PepsiCo African-American.

     Fund Board Committees. The Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Directors, except that Mr. DiMartino, a Nominee, does not serve on the Compensation Committee.

     The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund’s independent registered public accounting firm. A copy of the Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and responsibilities, is available at www.dreyfus.com in the “Individual Investors” section under “Specialty Products — Closed End Fund Information.”

     The Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Fund’s Nominating Committee Charter and Procedures (the “Nominating Committee Charter”), including character and integrity, and business and professional experience. The nominating committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is attached as Exhibit B to this proxy statement.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

     The litigation committee seeks to address any potential conflicts of interest between the Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

     The Fund also has a standing pricing committee comprised of any one Independent Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     Compensation. Each Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and meeting attendance fees are allocated among the Fund and those other funds on the basis of net assets, with the Chairman of the Board, Mr. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Fund does not have a bonus, pension, profit-sharing or retirement plan.

     The amount of compensation paid to each Nominee by the Fund for the fiscal year ended February 28, 2017, and the aggregate amount of compensation paid to each Nominee by all funds in the Dreyfus Family of Funds for which the Nominee was a board member during 2016, was as follows*:

		Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Nominee	Fund	Paid to Nominee (**)
Independent Director Nominees
Joseph S. DiMartino	$15,671	$1,175,810 (139)
Isabel P. Dunst	$12,423	$257,500 (36)
Benaree Pratt Wiley	$11,602	$554,006 (89)

*

Amount does not include the cost of office space and related parking, office supplies, secretarial services and health benefits for the Chairman and health benefits for the Chairman’s spouse, which also are paid by the Fund (allocated among the funds in the Dreyfus Family of Funds based on net assets). In 2016, the amount paid by the Fund was $380. Amount also does not include expenses reimbursed to Directors for attending board meetings.

**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Nominee served as a board member in 2016.

     For the Fund’s most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by the Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the Dreyfus Family of Funds for which each such person was a Board member in 2016 are set forth on Exhibit A. Certain other information concerning the Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

     The election of each Nominee requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors” or “auditors”) be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on May 2, 2017, the Fund’s audit committee approved and the Fund’s Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP (“EY”) as the independent auditors for the Fund’s fiscal year ending February 28, 2018. EY, a major international accounting firm, has acted as independent auditors of the Fund since the Fund’s organization. The audit committee’s report is attached as Exhibit C to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

     The following chart reflects fees paid to EY in the Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees paid to EY by the Fund and Service Affiliates. All services provided by EY were pre-approved as required.

	Fund[1]	Service Affiliates[1]
Audit Fees	$35,561 /$36,450	$0 /$0
Audit-Related Fees[2]	$6,430 /$6,591	$0 /$0
Tax Fees[3]	$3,575 /$3,636	$0 /$0
All Other Fees	$0 /$0	$0 /$0
Aggregate Non-Audit Fees[4]	N/A	$19,851,662 /$18,422,804

1 For the Fund’s fiscal years ended February 29, 2016/February 28, 2017.
2 Services to the Fund included security counts required by Rule 17f-2 under the 1940 Act.
3 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
4 Aggregate fees from the Fund and Service Affiliates are shown under the Service Affiliates column.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of EY engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY’s independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. The Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY’s independence.

     A representative of EY is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     The Bank of New York Mellon, an affiliate of Dreyfus, located at 225 Liberty Street, New York, New York 10286, acts as Custodian for the assets of the Fund.

     Computershare, Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as the Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  In Person. Any stockholder who attends the meeting in person may vote by ballot at the meeting.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “for” a proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote “for” a proposal and will have no effect on the result of the vote.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

     The Fund’s Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in the Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by the Fund no later than February 20, 2018 at the principal executive office of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is May 5, 2018.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, in care of Computershare, Inc., Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. The Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: June 19, 2017

EXHIBIT A

PART I

     Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

     Information About the Continuing Directors’ Experience, Qualifications, Attributes or Skills. The Continuing Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166.

Continuing Class I Directors with Terms Expiring in 2018
Independent Directors

Name (Age) of Continuing
Director		Other Public Company
Board Position with	Principal Occupation	Board Memberships
Fund (Since)	During Past 5 Years	During Past 5 Years
FRANCINE J. BOVICH (65)	Trustee, The Bradley Trusts,	Annaly Capital Management,
Class I Director (2015)	private trust funds (2011 -	Inc., Director (2014 - present)
present)

ROSLYN M. WATSON (67)	Principal, Watson	None
Class I Director (2014)	Ventures, Inc., a real estate
investment company
(1993 - present)

Interested Director

GORDON J. DAVIS (75)[1]	Partner in the law firm of	Consolidated Edison, Inc., a
Class I Director (2012)	Venable LLP (2012 -	utility company, Director
	present)	(1997 - 2014)
	Partner in the law firm of	The Phoenix Companies,
	Dewey & LeBoeuf LLP	Inc., a life insurance
	(1994 - 2012)	company, Director (2000 -
2014)

1Mr. Davis is deemed to be an Interested Director as a result of his affiliation with Venable LLP, which provides legal services to the Fund.

Continuing Class II Directors with Terms Expiring in 2019

Independent Directors
Name (Age) of
Continuing Director		Other Public Company
Board Position with Fund	Principal Occupation	Board Memberships
(Since)	During Past 5 Years	During Past 5 Years
NATHAN LEVENTHAL (74)	President Emeritus of the	Movado Group, Inc.,
VMTP Shares Designee	Lincoln Center for the	Director (2003 - present)
Class II Director (2009)	Performing Arts (2001 -
present)
Chairman of the Avery Fisher
Artist Program (1997 -
2014)

ROBIN A. MELVIN (53)	Co-Chair, Illinois	None
Class II Director (2014)	Mentoring Partnership,
non-profit organization
dedicated to increasing
the quantity and quality
of mentoring services in
Illinois (2014 - present;
board member since 2013)
Director, Boisi Family
Foundation, a private
family foundation that
supports youth-serving
organizations
(1995 - 2012)

Interested Director

J. CHARLES CARDONA[2] (61)	Retired.	None
Class II Director (2014)	President and a Director of
the Investment Adviser
(2008 - 2016)
Chairman of MBSC Securities
Corporation (“MBSC”)
(2013 - 2016; previously,
Executive Vice President,
1997 - 2013)

2Mr. Cardona is deemed to be an Interested Director because of his previous positions with the Investment Adviser and its affiliates.

     Each Continuing Director, except Ms. Bovich and Mr. Cardona, has been a Dreyfus Family of Funds board member for over fifteen years. Ms. Bovich has more than 40 years of experience in the asset management business, and Mr. Cardona has more than 30 years of experience in the asset management business. Additional information about the Continuing Directors follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

Independent Directors

     Francine J. Bovich – Ms. Bovich serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College’s endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

     Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.

     Robin A. Melvin – Since 2014, Ms. Melvin has served as a Co-Chair of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development and Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

     Roslyn M. Watson — Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc., a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

Interested Directors

     J. Charles Cardona – Mr. Cardona was the President and a Director of Dreyfus and the Chief Executive Officer of BNY Mellon Cash Investment Strategies, a division of Dreyfus, until he retired in 2016. From 2013 to 2016, Mr. Cardona served as Chairman of MBSC, and he previously served as an Executive Vice President, from 1997 to 2013. He also served as President of the Institutional Services Division of MBSC. He joined the Institutional Services Division in 1985 with management responsibility for all Institutional Operations and Client Service units. Prior to joining the Institutional Services Division, he served as Assistant Director of Sales and Services in the Dreyfus Retail Division of MBSC, which he joined in 1981.

     Gordon J. Davis — Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY

Mellon in August 1994 and related management changes). Until 2014, he served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

     Nominees’ and Continuing Directors’ Ownership of Fund Shares. The table below indicates the dollar range of the Nominees’ and the Continuing Directors’ ownership of shares of the Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds, in each case as of December 31, 2016.

	Fund	Aggregate Holding of
Name of Continuing	Common	Funds in the
Director or Nominee	Stock	Dreyfus Family of Funds
Independent Directors and
Director Nominees
Joseph S. DiMartino*	None	Over $100,000
Isabel P. Dunst*	None	Over $100,000
Francine J. Bovich	None	None
Nathan Leventhal	None	Over $100,000
Robin A. Melvin	None	Over $100,000
Roslyn M. Watson	None	$50,001 – $100,000
Benaree Pratt Wiley*	None	$50,001 – $100,000
Interested Directors
J. Charles Cardona	None	None
Gordon J. Davis	None	Over $100,000

*Nominee.

     As of December 31, 2016, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD

• The Fund held four Board meetings, four audit committee meetings, and one nominating committee meeting during the last fiscal year. The compensation, litigation and pricing committees did not meet during the last fiscal year.

• The Fund does not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting of stockholders.

• All Continuing Directors and Nominees attended at least 75% of the meetings of the Board and committees of which they were a member held in the last fiscal year.

     Compensation Table. The amount of compensation paid to each Continuing Director by the Fund for the fiscal year ended February 28, 2017, and the aggregate amount paid to such Continuing Director by all funds in the Dreyfus Family of Funds for which the Continuing Director was a board member during 2016, was as follows*:

		Aggregate Compensation
	Compensation	from the Fund and
Name of	from the	Fund Complex Paid to
Continuing Directors	Fund	Continuing Director(**)
Independent Directors
Francine J. Bovich	$12,281	$621,148 (79)
Nathan Leventhal	$12,416	$424,648 (50)
Robin A. Melvin	$12,408	$757,148 (110)
Roslyn M. Watson	$12,418	$441,500 (65)
Interested Directors
Gordon J. Davis	$12,418	$395,000 (60)
J. Charles Cardona[1]	$0	$0 (36)

* Amount also does not include expenses reimbursed to Directors for attending board meetings.
**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Fund, for which the Continuing Directors served as board members in 2016.

1 Prior to January 1, 2017, Mr. Cardona received no compensation from the Fund or any fund in the
Dreyfus Family of Funds for serving as a Director.

PART II

     Part II sets forth information regarding the officers of the Fund. Each officer of the Fund holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
BRADLEY J. SKAPYAK
President (2010)	58	Chief Operating Officer and a director of
		Dreyfus; Chairman of Dreyfus Transfer,
		Inc. and an Executive Vice President of
		MBSC Securities Corporation. He is
		an officer of 64 investment companies
		(comprised of 135 portfolios) managed
		by Dreyfus.
JAMES WINDELS
Treasurer (2001)	58	Director - Mutual Fund Accounting of
		Dreyfus, and an officer of 65 investment
		companies (comprised of 160 portfolios)
		managed by Dreyfus.
BENNETT A. MACDOUGALL
Chief Legal Officer (2015)	45	Chief Legal Officer of Dreyfus and
		Assistant General Counsel and
		Managing Director of BNY Mellon
		since June 2015; from June 2005 to
		June 2015, Director and Associate
		General Counsel of Deutsche Bank –
		Asset & Wealth Management Division,
		and Chief Legal Officer of Deutsche
		Investment Management Americas
		Inc. He is an officer of 65 investment
		companies (comprised of 160 portfolios)
		managed by Dreyfus.
JANETTE E. FARRAGHER
Vice President (2005)	54	Assistant General Counsel of BNY
and Secretary (2011)		Mellon, and an officer of 65 investment
		companies (comprised of 160 portfolios)
		managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
JAMES BITETTO
Vice President and	50	Managing Counsel of BNY Mellon and
Assistant Secretary (2005)		Secretary of Dreyfus, and an officer of
		65 investment companies (comprised of
		160 portfolios) managed by Dreyfus.
JOSEPH M. CHIOFFI
Vice President and	55	Managing Counsel of BNY Mellon, and
Assistant Secretary (2005)		an officer of 65 investment companies
		(comprised of 160 portfolios) managed
		by Dreyfus.
MAUREEN E. KANE
Vice President and	55	Managing Counsel of BNY Mellon,
Assistant Secretary (2015)		since July 2014; from October 2004 to
		July 2014, General Counsel of Century
		Capital Management, LLC. She is an
		officer of 65 investment companies
		(comprised of 160 portfolios) managed
		by Dreyfus.
SARAH S. KELLEHER
Vice President and	41	Senior Counsel of BNY Mellon since
Assistant Secretary (2014)		March 2013; from August 2005 to
		March 2013, Associate General Counsel,
		Third Avenue Management. She is
		an officer of 65 investment companies
		(comprised of 160 portfolios) managed
		by Dreyfus.
JEFF S. PRUSNOFSKY
Vice President and	52	Senior Managing Counsel of BNY
Assistant Secretary (2005)		Mellon, and an officer of 65 investment
		companies (comprised of 160 portfolios)
		managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
NATALYA ZELENSKY
Vice President and	32	Counsel and Vice President of BNY
Assistant Secretary (2017)		Mellon since March 2017; attorney at
		Wildermuth Advisory, LLC from
		November 2015 until May 2016;
		Assistant General Counsel at RCS
		Advisory Services from July 2014
		until November 2015; Associate at
		Sutherland, Asbill & Brennan from
		January 2013 until January 2014;
		Associate at K&L Gates from October
		2011 until January 2013. She is an
		officer of 65 investment companies
		(comprised of 160 portfolios) managed
		by Dreyfus.
RICHARD S. CASSARO
Assistant Treasurer (2008)	58	Senior Accounting Manager — Money
		Market and Municipal Bond Funds of
		Dreyfus, and an officer of 65 investment
		companies (comprised of 160 portfolios)
		managed by Dreyfus.
GAVIN C. REILLY
Assistant Treasurer (2005)	48	Tax Manager of the Investment
		Accounting and Support Department of
		Dreyfus, and an officer of 65 investment
		companies (comprised of 160 portfolios)
		managed by Dreyfus.
ROBERT S. ROBOL
Assistant Treasurer (2005)	53	Senior Accounting Manager – Dreyfus
		Financial Reporting, and an officer of
		65 investment companies (comprised of
		160 portfolios) managed by Dreyfus.
ROBERT SALVIOLO
Assistant Treasurer (2007)	50	Senior Accounting Manager — Fixed
		Income and Equity Funds of Dreyfus,
		and an officer of 65 investment
		companies (comprised of 160 portfolios)
		managed by Dreyfus.

Name and Position		Principal Occupation and Business
with Fund (Since)	Age	Experience For Past Five Years
ROBERT SVAGNA
Assistant Treasurer (2005)	50	Senior Accounting Manager — Equity
		Funds of Dreyfus, and an officer of 65
		investment companies (comprised of
		160 portfolios) managed by Dreyfus.
JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	60	Chief Compliance Officer of Dreyfus
		and The Dreyfus Family of Funds (65
		investment companies, comprised of 160
		portfolios).

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for the Fund regarding the beneficial ownership of its shares as of June 2, 2017 by the Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of a class of the Fund’s outstanding shares.

     As of June 2, 2017, none of the Nominees, Continuing Directors or officers of the Fund owned any shares of Common Stock or VMTP Shares.

     To the Fund’s knowledge based on Schedule 13G filings as of December 31, 2016, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of VMTP Shares has been reported.

	Name and Address of	Number of	Percent of
Title of Class	Beneficial Owner	Shares Owned	Class
Common Stock	First Trust Portfolios L.P.*	2,941,253	16.00%
	First Trust Advisors L.P.*
	The Charger Corporation*
	120 East Liberty Drive, Suite 400
	Wheaton, Illinois 60187
VMTP Shares	Bank of America Corp.**	750	100%
	Bank of America Corporate Center
	100 North Tryon Street
	Charlotte, North Carolina 28255
	Banc of America Preferred	750	100%
	Funding Corporation**
	214 North Tryon Street
	Charlotte, North Carolina 28255

* These entities share voting and dispositive power with respect to the share amount and percentage shown.

**Bank of America Corporation beneficially owns, and has shared voting and dispositive power with respect to, 750 shares through its wholly-owned subsidiary, Banc of America Preferred Funding Corporation.

     As of June 2, 2017, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274 held of record approximately 100% of the outstanding shares of Common Stock and 100% of the outstanding VMTP Shares.

Section 16(a) Beneficial Ownership Reporting Compliances

     To the Fund’s knowledge, all of its officers, Directors, holders of more than 10% of its Common Stock or VMTP Shares and certain additional persons required to report their transactions in the Fund’s shares complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended February 28, 2017. In making this disclosure, the Fund has relied solely on written representations of certain of such persons and reports furnished to it.

EXHIBIT B

THE DREYFUS FAMILY OF FUNDS

Nominating Committee Charter and Procedures

Organization

     The Nominating Committee (the “Committee”) of each fund in the Dreyfus Family of Funds (each, the “Fund”) shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

     The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

• the character and integrity of the person;

• whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her service on the Board;

• whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

 • whether or not the person is willing to serve and is willing and able to commit

B-1

    the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

• the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

     In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

     The Committee shall review the charter and procedures from time to time, as it considers appropriate.

B-2

EXHIBIT C

REPORT OF THE AUDIT COMMITTEE
Dreyfus Municipal Bond Infrastructure Fund, Inc.
(the “Fund”)

May 2, 2017

     The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent registered public accounting firm (the “independent auditors” or “auditors”), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditors’ letter and the matters in the written disclosures required by the PCAOB, and considered the compatibility of non-audit services with the auditors’ independence.

     The Committee discussed with the independent auditors the overall scope and plan for the audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements for the Fund be included in the Fund’s Annual Report to Shareholders for the year ended February 28, 2017.

Joseph S. DiMartino, Audit Committee Chair
Francine J. Bovich, Audit Committee Member
Isabel P. Dunst, Audit Committee Member
Nathan Leventhal, Audit Committee Member
Robin A. Melvin, Audit Committee Member
Roslyn M. Watson, Audit Committee Member
Benaree Pratt Wiley, Audit Committee Member

C-1

0805-PROXY-17

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

DREYFUS MUNICIPAL BOND INFRASTRUCTURE FUND, INC.
PROXY	ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 8, 2017
COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “Fund”) hereby appoints Maureen E. Kane and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 2, 2017, at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Tuesday, August 8, 2017, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

DMB_28894_061317

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on August 8, 2017.
The Proxy Statement and Proxy Card for this meeting are available at:
https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

DREYFUS MUNICIPAL BOND INFRASTRUCTURE FUND, INC.
PROXY	ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 8, 2017
VARIABLE RATE MUNI TERM PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Municipal Bond Infrastructure Fund, Inc. (the “Fund”) hereby appoints Maureen E. Kane and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 2, 2017, at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Tuesday, August 8, 2017, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

DMB_28894_061317_Pref

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on August 8, 2017.
The Proxy Statement and Proxy Card for this meeting are available at:
https://im.bnymellon.com/us/en/intermediary/products/closed-end-funds.jsp

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.